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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 6, 2000



                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE                               06-1340090
      (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

            20415 NORDHOFF STREET
            CHATSWORTH, CALIFORNIA                        91311
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (818)767-9044

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  Other Events

    On October 6, 2000, MRV Communications, Inc. issued a press release announcing the filing with the Securities and Exchange by its wholly owned subsidiary, Optical Access, Inc. of a registration statement on Form S-1. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c) Exhibits

    99.1       Press Release dated October 6, 2000.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 16, 2000

                              MRV COMMUNICATIONS, INC.



                              By: /s/ EDMUND GLAZER
                                 --------------------------------
                                 Edmund Glazer
                                 Executive Vice President Finance
                                 and Administration
                                 and Chief Financial Officer